SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549


                            FORM 8-K


                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                         June 26, 1996
        Date of Report (Date of earliest event reported)


                   AMERICAN OILFIELD DIVERS, INC.
       (Exact  name  of Registrant as specified in its charter)


 LOUISIANA                       0-22032                  72-0918249
(State or other jurisdiction   (Commission              (I.R.S. Employer
  of incorporation)             File Number)          Identification Number)




                    130 East Kaliste Saloom Road
                    Lafayette, Louisiana 70508
         (Address of principal executive offices) (Zip Code)




                           (318) 234-4590
           (Registrant's telephone number, including area code)



                            Not Applicable
       (Former name or former address, if changed since last report)

          Item 7.   Financial Statements and Exhibits.

               (a)  No financial statements are filed with this report.

               (b)  Exhibits.

                    99.1 Press release issued by  American  Oilfield Divers
                         on July 10, 1996 concerning the acquisition of an ROV support vessel and the change of fiscal year described in Item 8 below.

          Item 8.   Change in Fiscal Year.

               On June 26, 1996, the Board of Directors of American Oilfield Divers, Inc. (the "Company") determined to change Registrant's fiscal year from the year ending October 31 to the year ending December 31. The two-month transition period beginning November 1, 1995 and ending December 31, 1995 will be reported on a Form 10-Q that will be filed on or before August 10, 1996.

                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              By:  /s/   Cathy  M. Green
                                   ___________________________
                                         Cathy M. Green
                                     Vice President - Finance
                                    and Chief Financial Officer
          Dated: July 11, 1996